SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 8, 2001

                        Commission File Number: 0-18942


                           ILM II SENIOR LIVING, INC.
             (Exact name of registrant as specified in its charter)


      Virginia                                                 06-1293758
-----------------------                                -----------------------
(State of organization)                                    (I.R.S. Employer
                                                          Identification No.)


1750 Tysons Boulevard, Suite 1200, Tysons Corner, Virginia        22102
----------------------------------------------------------  ------------------
(Address of principal executive office)                         (Zip Code)


                                 (888) 257-3550
                               ------------------
              (Registrant's telephone number, including area code)


                              (Page 1 of 4 pages)
                        Exhibit Index Appears on Page 4

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      The ILM II Senior Living, Inc.'s (the "Company") Board of Directors determined that Ernst & Young LLP should not stand for reappointment as the Company's independent auditors, and accordingly, the Company has decided that it will not renew Ernst & Young's engagement for the ensuing year. The Company has engaged PricewaterhouseCoopers LLP as the Company's new independent auditors.


      Ernst & Young's report on the financial statements of the Company for the fiscal years ended August 31, 2000 and August 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's fiscal years ended August 31, 2000 and August 31, 1999, and the subsequent period preceding June 8, 2001, there were no "disagreements," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to refer to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

      During each of the Company's fiscal years ended August 31, 2000 and August 31, 1999, and the subsequent period preceding June 8, 2001, there was no reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, with respect to Ernst & Young.

      Effective June 12, 2001, the Company engaged PricewaterhouseCoopers as its independent auditors. During the Company's two most recently completed fiscal years, and through June 12, 2001, the Company has not consulted with PricewaterhouseCoopers as to any matters.

      The Company has requested a letter from Ernst & Young as to whether Ernst & Young agrees or disagrees with the above statements. A copy of this letter is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not Applicable.

(b)  Not Applicable.

(c)  The following Exhibits are filed as part of this Current
     Report on Form 8-K:

     16 Letter from Ernst & Young LLP, dated June 12, 2001 regarding the Company's change in its certifying accountant.


                              (Page 2 of 4 pages)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ILM II SENIOR LIVING, INC.


                                        By:/s/J. William Sharman, Jr.
                                           --------------------------
                                           J. William Sharman, Jr.
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer
Dated:  June 12, 2001














                              (Page 3 of 4 pages)

                                  EXHIBIT INDEX


                                                                   Page No.

16   Letter from Ernst & Young LLP, dated June 12, 2001               5
     regarding the Company's change in its certifying accountant.











                              (Page 4 of 4 pages)

Exhibit 16 to FORM 8-K




June 12, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 12, 2001, of ILM II Senor Living, Inc. and are in agreement with the statements contained in paragraphs 2, 3 and 4 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

In addition, we have no basis to agree or disagree with other statements of the registrant contained in paragraphs 1, 5, and 6 on page 2 of the above referenced filing.

                                                /s/ERNST & YOUNG LLP